INSURED
MUNICIPAL
INCOME
FUND INC.
============
SEPTEMBER 30, 2001


SEMIANNUAL REPORT

INSURED MUNICIPAL INCOME FUND INC.                             SEMIANNUAL REPORT


                                                               November 15, 2001


Dear Shareholder,

We present you with the semiannual report for the Insured Municipal Income Fund Inc. for the six months ended September 30, 2001.

Q&A WITH PORTFOLIO MANAGER
FRANK BIONDO

================================================================================
[GRAPHIC OMITTED]

HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS RELATIVE TO ITS PEERS?

During the six-months ended September 30, 2001, the Fund advanced 3.31% based on net asset value. In contrast, the Lipper Insured Municipal Debt Funds (Leveraged) Median returned 3.84%. The Fund underperformed its peer group on a net asset basis primarily due to its short duration versus its peers. Because the Fund maintained a higher cash or short-term position, we missed some of the upside potential afforded by the steep yield curve. We continue to move toward a more neutral position as opportunities present themselves and will continue to look for opportunities that are created due to the inefficient nature of the municipal market.

WHAT MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Federal Reserve's ("The Fed") crusade to prop up the weakening economy by reducing the Fed Funds rate from 6.5% at the beginning of the year to 3.0% as of the end of September 2001 caused the steepest municipal yield curve from two to 30 years since 1993. This caused the short end of the yield curve to rally considerably since the beginning of the year. The rate cuts also prompted a flurry of year-to-date municipal bond activity, as new issuance increased 34.2% and refunding of existing debt was up over 227% since January 1, 2001.

GIVEN THE NATION'S ECONOMIC SLOWDOWN, DID YOU MAKE ANY CHANGES TO THE FUND'S INVESTMENTS DURING THE PAST SIX MONTHS?

We did not make any significant credit changes to the Fund, but we made structural yield curve positioning changes due to the overall change in the yield curve. Our credit research has long anticipated that there would be a period of recession after such a long period of growth. We continue to monitor the credits in the portfolio for any deterioration in the credit quality. From a credit perspective, we continue to monitor and vigorously stress-test all the securities in the portfolio to ensure credit stability.

DID THE ENERGY CRISIS IN CALIFORNIA LAST SPRING OR SEPTEMBER'S TERRORIST ATTACKS HAVE AN EFFECT ON THE FUND'S PERFORMANCE?

The California crisis has not had a significant impact on the Fund's performance, as our exposure to the California market has been very small. Our research team has maintained a cautious outlook on the California market since January and we have been reluctant to add to our exposure in the state. California credits have traded at historically high levels since the beginning of the year versus other state credits, so we feel that better opportunities are available in other state credits.

The September 11 attacks had an impact, not only on the economy as a whole, but on the municipal market. We saw a temporary interruption in market liquidity due to the tragic loss of life suffered by Cantor Fitzgerald, a prominent bond broker. The Fund, however, was not impacted as much as it could have been, since our exposure to hotels, airlines and airport credits is a small percentage of the portfolio. In particular, our exposure to airport credits has been very selective. We have focused on general airport revenue bonds instead of airline specific airport

--------------------------------------------------------------------------------
      The Insured Municipal Income Fund is a diversified closed-end management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

      Consistent with the objective of the Fund the management style is one of fundamental analysis, which focuses on incorporating both the top-down and bottom-up approach in determining the target security. The top-down approach is used to determine sector attractiveness and the bottom-up approach is used to determine security attractiveness. We also

      (continued on page 4)

SEMIANNUAL REPORT                             INSURED MUNICIPAL INCOME FUND INC.

securities. We own shares of Chicago O'Hare International Airport, San Francisco Airport and Las Vegas McCarran International Airport. The Las Vegas McCarran International Airport are prerefunded bonds that are escrowed in U.S. government securities. We believe that O'Hare and San Francisco credits are among the stronger airport revenue bonds, due to their diversity and market demand.

AFTER THE CALIFORNIA CRISIS, IS THERE ANY CONCERN THAT NEARLY 18% OF THE FUND'S ASSETS ARE IN POWER-RELATED SECURITIES?

We believe the Fund's exposure to power related securities is well diversified across many different credits, with no one credit making up more than 2.6% of the Fund's total net assets.

IS THE FUND'S LARGE POSITION (10.8% OF NET ASSETS) IN SALES TAX REVENUE BONDS A CONCERN?

Most of the Fund's sales tax revenue bonds are prefunded and escrowed in U.S. government securities. The slowing economy and increasing company job cuts will lead to a slowdown in consumer spending, thus decreasing sales tax revenues. Our research team has identified those credits that will be most affected by this, and we will avoid those weaker names.

HAVE RECENT MARKET CONDITIONS PRESENTED BUYING OR SELLING OPPORTUNITIES?

The recent market conditions have presented us with structural opportunities, such as buying premium coupon bonds with short calls in the 14 to 20-year range. From a credit perspective, widening spreads between general airport revenue bonds and high-grade bonds have presented a buying opportunity. Our research team has identified those airport credits that should withstand the deterioration in the economy and in the airline industry.

HOW IS THE FUND POSITIONED TO ACCOMMODATE THE UNCERTAIN ECONOMIC AND MARKET ENVIRONMENT?

We look at yield curve mispricings to focus on the ideal overall maturity by using an internal technical analysis approach. Our top-down approach helps us determine sector attractiveness and the bottom-up approach is used to determine security attractiveness. Given our long-term investment objective and leverage, the optimal structural positioning of the Fund is to continue to look for premium coupons in the 14 to 20-year range of the yield curve. We will continue to look for credit situations that present the most value on a relative basis. Since the hospital sector may be affected as the potential exists for lower Medicaid and Medicare payments while the country spends money on security concerns, we will keep a cautious outlook in this sector. The defensive positioning should help us over the long haul.

WHAT IS AHEAD FOR THE ECONOMY AND MUNI MARKET?

Municipal issuance and refunding issuance should continue to be robust. Year-to-date refundings have surged past most estimates and, given the supply and demand dynamics of many municipal issuers, we should witness an increase in overall issuance next year as compared to this year. Given the slowing economy, we will continue to avoid those states and credits most susceptible to a deteriorating economic environment. We will however, focus and search out opportunistic relative value situations.

--------------------------------------------
     INSURED MUNICIPAL
     INCOME FUND INC.

     INVESTMENT GOAL:
     High level of current income
     exempt from federal
     income tax, consistent with
     preservation of capital

     PORTFOLIO MANAGER:
     Frank Biondo
     Brinson Advisors, Inc.

     COMMENCEMENT:
     June 8, 1993

     NYSE SYMBOL:
     PIF

     DIVIDEND PAYMENTS:
     Monthly
--------------------------------------------

INSURED MUNICIPAL INCOME FUND INC.                             SEMIANNUAL REPORT

PORTFOLIO REVIEW
================================================================================
AVERAGE ANNUAL RETURNS, PERIODS ENDED 9/30/01

NET ASSET VALUE RETURNS                    FUND(1)              LIPPER MEDIAN(2)
--------------------------------------------------------------------------------
6 Months                                    3.31%                     3.84%
1 Year                                     10.36                     12.72
5 Years                                     6.72                      6.55
Since Inception 6/8/93                      5.74                      6.33
--------------------------------------------------------------------------------

MARKET PRICE RETURNS                        FUND                LIPPER MEDIAN(2)
--------------------------------------------------------------------------------
6 Months                                    5.76%                     4.55%
1 Year                                     14.24                     13.52
5 Years                                     8.56                      6.73
Since Inception 6/8/93                      4.85                      6.08
--------------------------------------------------------------------------------

(1) NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.

(2) Lipper Insured Municipal Debt Funds (Leveraged) Median. Inception returns for Lipper Median are shown as of nearest month-end of the Fund's inception: May 31, 1993. Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized and do not include brokerage commissions. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates.


SHARE PRICE, DIVIDEND AND YIELD                                          9/30/01
--------------------------------------------------------------------------------
Net Asset Value                                                           $15.44
Market Price                                                              $13.50
September Dividend                                                        $ 0.06
12-Mo. Dividend (ended 9/30/01)                                           $0.732
Market Yield*                                                              5.33%
NAV Yield*                                                                 4.66%
IPO Yield*                                                                 4.80%
--------------------------------------------------------------------------------

* Market yield is calculated by multiplying the September dividend by 12 and dividing by the September month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the September month-end net asset value. IPO yield is calculated by multiplying the September dividend by 12 and dividing by the initial public offering price. Prices and yields will vary.


PORTFOLIO STATISTICS

CHARACTERISTICS*                                         9/30/01         3/31/01
--------------------------------------------------------------------------------
Net Assets (mm)                                          $468.5          $465.6
Weighted Average Maturity                               13.0 yrs        13.1 yrs
Weighted Average Duration                               3.48 yrs        3.54 yrs
Weighted Average Coupon                                   5.77%           5.83%
AMT Paper                                                  0%              0%
Leverage                                                   32%             32%
Callable/Maturing Within Five Years                       31.1%           33.5%
Callable/Maturing Beyond Five Years                       68.9%           65.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      (continued)

      look at yield curve mispricings to focus on the ideal maturity by using an internal technical analysis approach. The Fund's overall turnover is minimized so as to emphasize tax efficiency. The security holdings are periodically monitored as financial information is made available. Each security is thoroughly reviewed at least once a year by our research team. The monitoring of each security is a proactive endeavor geared to anticipate any change in a security's credit quality before any rating action is taken by the independent rating agencies.
--------------------------------------------------------------------------------

4
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SEMIANNUAL REPORT                             INSURED MUNICIPAL INCOME FUND INC.


PORTFOLIO STATISTICS (CONTINUED)

TOP TEN STATES*                      9/30/01                             3/31/01
--------------------------------------------------------------------------------
Texas                                 17.3%   Texas                        14.7%
Illinois                              14.4    Illinois                     14.3
Pennsylvania                          10.9    Pennsylvania                 10.9
Rhode Island                           7.1    Rhode Island                  7.1
Nevada                                 5.6    Nevada                        5.6
Indiana                                4.8    Indiana                       4.8
Kentucky                               4.5    Kentucky                      4.5
California                             3.4    Alabama                       3.3
Alabama                                3.3    Louisiana                     3.1
Louisiana                              3.1    New Mexico                    3.1
--------------------------------------------------------------------------------
Total                                 74.4%   Total                        71.4%

TOP FIVE SECTORS*                    9/30/01                             3/31/01
--------------------------------------------------------------------------------
Water                                 22.4%   Water                        21.5%
Power                                 17.9    Power                        19.2
Hospital                              16.8    Hospital                     19.0
Sales Tax                             10.8    Sales Tax                    11.9
General Obligations                    9.5    General Obligations           7.8
--------------------------------------------------------------------------------
Total                                 77.4%   Total                        79.4%

CREDIT QUALITY*                      9/30/01                             3/31/01
--------------------------------------------------------------------------------
AAA/Aaa                               97.1                                 96.8
SP-1/MIG-1                             1.0                                  1.3
A1/P1                                  0.5                                  0.5
Other Assets in Excess of Liabilities  1.4%                                 1.4%
--------------------------------------------------------------------------------
Total                                100.0%                               100.0%

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on a fund managed by Brinson Advisors, Inc.,(1) please contact your investment professional or visit us at www.ubspainewebber.com.

Sincerely,


/s/ Brian M. Storms                         /s/ Frank J. Biondo

BRIAN M. STORMS                             FRANK J. BIONDO
President and Chief Operating Officer       Brinson Advisors, Inc.
Brinson Advisors, Inc.                      Portfolio Manager,
                                            Insured Municipal Income Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended September 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

INSURED MUNICIPAL INCOME FUND INC.


PORTFOLIO OF INVESTMENTS                          SEPTEMBER 30, 2001 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                       MOODY'S        S&P          MATURITY         INTEREST
  (000)                                                        RATING       RATING         DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--97.11%

ALABAMA--3.27%
$ 1,590   Alabama Water Pollution Control Authority
            Revolving Fund Loan Series A (AMBAC Insured) .....   Aaa     AAA            08/15/17             6.750%    $  1,769,193
  5,400   Birmingham Special Care Facilities Finance Authority
            Birmingham Baptist Medical Center Series A
            (MBIA Insured) ...................................   Aaa     AAA            08/15/23             5.500        5,459,292
  8,000  Jefferson County Sewer Revenue Refunding
            Water Series A (FGIC Insured) ....................   Aaa     AAA            02/01/27             5.375        8,075,120
                                                                                                                       ------------
                                                                                                                         15,303,605
                                                                                                                       ------------
CALIFORNIA--3.43%
  4,000   California State Department of Water Resources
            Water Series W (FSA Insured) .....................   Aaa     AAA            12/01/14             5.500        4,483,000
     30   California State General Obligation
            (FGIC Insured) ...................................   Aaa     AAA            11/01/12             7.000           34,141
    970   California State General Obligation (Pre-refunded
            with U.S. Government Securities to 11/01/04 @ 102)
           (FGIC Insured) ....................................   Aaa     AAA            11/01/12             7.000        1,116,402
  1,585   Contra Costa Water District Series F
           (FGIC Insured) ....................................   Aaa     AAA            10/01/13             6.000        1,662,269
  2,000   Long Beach Finance Authority Lease Revenue
            Aquarium of the South Pacific (AMBAC Insured) ....   Aaa     AAA            11/01/15             5.500        2,194,740
  2,250   Los Angeles Wastewater System Series A
            (MBIA Insured) ...................................   Aaa     AAA            06/01/20             5.700        2,330,415
  4,000   San Francisco City & County Airport
            Community International Airport Series 27B
            (FGIC Insured) ...................................   Aaa     AAA            05/01/15             5.250        4,253,880
                                                                                                                       ------------
                                                                                                                         16,074,847
                                                                                                                       ------------
DELAWARE--2.20%
 10,000   Delaware State Economic Development Authority
            Delmarva Power Series B (MBIA Insured) ...........   Aaa     AAA            06/01/21             5.900       10,310,800
                                                                                                                       ------------
DISTRICT OF COLUMBIA--0.94%
  4,000   District of Columbia Hospital Revenue Bonds
            Medlantic Healthcare Group Series A
            (MBIA Insured) ...................................   Aaa     AAA            08/15/14             5.750        4,395,800
                                                                                                                       ------------
ILLINOIS--13.96%
  8,000   Central Lake County Joint Action Water Agency
            (FGIC Insured) ...................................   Aaa     AAA            05/01/20             5.375        8,076,160
 17,220   Chicago 911 System (Pre-refunded with U.S.
           Government Securities to 01/01/03 @ 102)
            (FGIC Insured) ...................................   Aaa     AAA            01/01/23             5.625       18,244,418
  8,400   Chicago O'Hare International Airport Series A
            (MBIA Insured) ...................................   Aaa     AAA            01/01/15             6.375        9,191,952
  3,000   Chicago O'Hare International Airport Series B
            (MBIA Insured) ...................................   Aaa     AAA            01/01/15             5.500        3,069,660

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                                       MOODY'S        S&P          MATURITY         INTEREST
  (000)                                                        RATING       RATING         DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)


ILLINOIS--(CONCLUDED)
$ 1,000  Chicago Project & Refunding Series A (MBIA Insured)     Aaa     AAA            01/01/14             5.500%    $  1,074,560
  4,600  Chicago Public Building Commission Series A
           (Pre-refunded with U.S. Government Securities
           to 12/01/03 @ 102) (MBIA Insured) .................   Aaa     AAA            12/01/18             5.750        5,013,908
  4,000  Illinois Development Finance Authority Pollution
           Refunding-Commonwealth Edison Co. Project
           Series D (AMBAC Insured) ..........................   Aaa     AAA            03/01/15             6.750        4,509,280
  4,500  Illinois Health Facilities Authority-
           Franciscan Sisters
           Health Care Series C (Escrowed to Maturity)
           (MBIA Insured) ....................................   Aaa     AAA            09/01/18             5.750        5,008,005
  8,000  Regional Transportation Authority Series A
           (Pre-refunded with U.S. Government Securities
           to 06/01/02 @ 100) (AMBAC Insured) ................   Aaa     AAA            06/01/22             6.125        8,215,520
  2,000  Regional Transportation Authority Series A
           (Pre-refunded with U.S. Government Securities
           to 06/01/03 @ 102) (FGIC Insured) .................   Aaa     AAA            06/01/23             5.850        2,152,360
    750  Regional Transportation Authority Series C
           (Pre-refunded with U.S. Government Securities
           to 06/01/04 @ 102) (FGIC Insured) .................   Aaa     AAA            06/01/25             7.100          848,032
                                                                                                                       ------------
                                                                                                                         65,403,855
                                                                                                                       ------------
INDIANA--4.80%
  2,500  Indiana Health Facilities Finance Authority
           Columbus Regional Hospital (FSA Insured) ..........   Aaa     AAA            08/15/22             5.500        2,526,775
  7,835  Indianapolis Gas & Utilities Series A
           (FGIC Insured) ....................................   Aaa     AAA            06/01/21             5.375        7,897,915
 12,000  Marion County Convention Center Series A
           (AMBAC Insured) ...................................   Aaa     AAA            06/01/21             5.500       12,073,320
                                                                                                                       ------------
                                                                                                                         22,498,010
                                                                                                                       ------------
IOWA--1.01%
  4,625  Ames Hospital Authority-Mary Greeley Medical
           Center Project (AMBAC Insured) ....................   Aaa     AAA            08/15/22             5.750        4,727,721
                                                                                                                       ------------
KENTUCKY--4.49%
  1,150  Kentucky Development Finance Authority
           Hospital Revenue-St. Luke Hospital, Inc.
           Series A (Pre-refunded with U.S. Government
           Securities to 10/01/01 @ 102) (MBIA Insured) ......   Aaa     AAA            10/01/21             7.000        1,173,460
 17,530  Louisville & Jefferson County Sewer & Drain System
           Series A (Pre-refunded with U.S. Government                                  05/15/24             6.500
           Securities to 11/15/04 @ 102) (AMBAC Insured) .....   Aaa     AAA           to 05/15/25         to 6.750      19,870,229
                                                                                                                       ------------
                                                                                                                         21,043,689
                                                                                                                       ------------

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                                       MOODY'S        S&P          MATURITY         INTEREST
  (000)                                                        RATING       RATING         DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)



LOUISIANA--3.09%
$10,500  Louisiana Public Facilities Authority-Alton Oschner
           Hospital (MBIA Insured) ...........................   Aaa     AAA         05/15/11 to 05/15/17   5.750 to   $ 10,698,705
                                                                                                             6.000%
  1,710  Louisiana Public Facilities Authority-Tulane University
           Series A-1 (FGIC Insured) .........................   Aaa     AAA            02/15/18             5.750        1,790,849
  1,870  Louisiana Public Facilities Authority-Tulane University
           Series A-1 (Pre-refunded with U.S. Government
           Securities to 02/15/03 @ 102) (FGIC Insured) ......   Aaa     AAA            02/15/18             5.750        1,991,886
                                                                                                                       ------------
                                                                                                                         14,481,440
                                                                                                                       ------------
MAINE--2.11%
  3,105  Maine Health & Higher Educational Facilities Authority
           Series A (Escrowed to Maturity)
           (FSA Insured) .....................................   Aaa     AAA            07/01/23             5.500        3,144,620
  4,785  Maine Health & Higher Educational Facilities Authority
           Series A (FSA Insured) ............................   Aaa     AAA            07/01/23             5.500        5,027,982
  1,500  Maine Health & Higher Educational Facilities Authority
           Series B (Pre-refunded with U.S. Government
           Securities to 07/01/04 @ 102) (FSA Insured) .......   Aaa     AAA            07/01/24             7.000        1,697,250
                                                                                                                       ------------
                                                                                                                          9,869,852
                                                                                                                       ------------
MICHIGAN--1.36%
  6,255  Michigan State Housing Finance Authority Series A
           (AMBAC Insured) ...................................   Aaa     AAA            04/01/23             5.900        6,361,272
                                                                                                                       ------------
NEVADA--5.60%
  7,750  Clark County Airport-McCarran International Airport
           Series A (Pre-refunded with U.S. Government
           Securities to 07/01/02 @ 102) (AMBAC Insured) .....   Aaa     AAA            07/01/22             6.000        8,129,673
  4,000  Clark County General Obligation Bonds Series A
           (Pre-refunded with U.S. Government Securities
           to 06/01/02 @ 100) (AMBAC Insured) ................   Aaa     AAA            06/01/16             6.000        4,104,160
  2,000  Clark County Sanitation District (FGIC Insured) .....   Aaa     AAA            07/01/11             5.700        2,112,740
 11,500  Washoe County Gas & Water
           Sierra-Pacific Power (MBIA Insured) ...............   Aaa     AAA            06/01/23             5.900       11,881,570
                                                                                                                       ------------
                                                                                                                         26,228,143
                                                                                                                       ------------
NEW HAMPSHIRE--1.30%
  5,000  New Hampshire Higher Education & Health Authority
           Lakes Region Hospital (FGIC Insured) ..............   Aaa     AAA            01/01/17             5.500        5,078,400

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                                       MOODY'S        S&P          MATURITY         INTEREST
  (000)                                                        RATING       RATING         DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)


NEW HAMPSHIRE--(CONCLUDED)
$ 1,000  New Hampshire Higher Education & Health Authority
           University of New Hampshire
           (Pre-refunded with U.S. Government Securities
           to 07/01/02 @ 100) (MBIA Insured) .................   Aaa     AAA            07/01/24             5.750%    $  1,027,360
                                                                                                                       ------------
                                                                                                                          6,105,760
                                                                                                                       ------------
NEW JERSEY--1.17%
  5,000  Salem County Industrial Pollution Control Refunding
           Public Service Electric & Gas Series D (MBIA Insured) Aaa     AAA            10/01/29             6.550        5,501,950
                                                                                                                       ------------
NEW MEXICO--3.07%
  8,850  Gallup Pollution Control Revenue
           Plains Electric Generation (MBIA Insured) .........   Aaa     AAA            08/15/17             6.650        9,255,861
  4,700  Santa Fe Revenue (Pre-refunded with U.S. Government
           Securities to 06/01/04 @ 100) (AMBAC Insured) .....   Aaa     AAA            06/01/24             6.300        5,128,499
                                                                                                                       ------------
                                                                                                                         14,384,360
                                                                                                                       ------------
NEW YORK--1.20%
  2,000  Long Island Power Authority-Electric Systems Revenue
           Series A (FSA Insured) ............................   Aaa     AAA            12/01/22             5.125        2,006,100
  2,115  New York City General Obligation Series J
           (MBIA Insured) ....................................   Aaa     AAA            08/01/13             5.375        2,252,560
  1,250  New York State Thruway Authority-Highway & Bridge
           Trust Fund Series C (FGIC Insured) ................   Aaa     AAA            04/01/10             5.250        1,346,175
                                                                                                                       ------------
                                                                                                                          5,604,835
                                                                                                                       ------------
OHIO--0.73%
  3,000  Cleveland Public Power Systems Revenue
           First Mortgage Series A (Pre-refunded with
           U.S. Government Securities to 11/15/04 @ 102)
           (MBIA Insured) ....................................   Aaa     AAA            11/15/24             7.000        3,435,870
                                                                                                                       ------------
PENNSYLVANIA--10.87%
  6,130  North Wales Water Authority Series A
           (FGIC Insured) ....................................   Aaa     AAA            11/01/16             5.500        6,212,939
 16,435  Pennsylvania Intergovernmental Cooperative Authority
           Special Tax Revenue (Pre-refunded with U.S.
           Government Securities to 06/15/03 @ 100)
           (MBIA Insured) ....................................   Aaa     AAA      06/15/15 to 06/15/23   5.600 to 5.625  17,323,348
  2,675  Pennsylvania Intergovernmental Cooperative Authority
           Special Tax Revenue (Pre-refunded with U.S.
           Government Securities to 06/15/05 @ 100)
           (FGIC Insured) ....................................   Aaa     AAA            06/15/14             7.000        3,048,243
  2,000  Philadelphia General Obligation (FSA Insured) .......   Aaa     AAA      03/15/13 to 03/15/14       5.250        2,115,050
  3,750  Philadelphia School District Series A
           (MBIA Insured) ....................................   Aaa     AAA            04/01/16             5.250        3,864,863

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                                       MOODY'S        S&P          MATURITY         INTEREST
  (000)                                                        RATING       RATING         DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)


PENNSYLVANIA--(CONCLUDED)
$10,530  Philadelphia Water & Waste Water Revenue
           (FSA Insured) .....................................   Aaa     AAA            06/15/15             5.500%    $ 10,896,549
  6,970  Philadelphia Water & Waste Water Revenue
           (Pre-refunded with U.S. Government Securities
           to 06/15/03 @ 102) (FSA Insured) ..................   Aaa     AAA            06/15/15             5.500        7,466,682
                                                                                                                       ------------
                                                                                                                         50,927,674
                                                                                                                       ------------
RHODE ISLAND--7.13%
 14,000  Rhode Island Convention Center Authority
           (AMBAC Insured) ...................................   Aaa     AAA            05/15/27             5.750       14,421,680
 10,000  Rhode Island Depositors Economic Protection Corp.
           (Escrowed to Maturity) (FSA Insured) ..............   Aaa     AAA            08/01/14             5.750       11,313,000
  7,000  Rhode Island Depositors Economic Protection Corp.
           (Pre-refunded with U.S. Government Securities to
           02/01/11 @ 100) (MBIA Insured) ....................   Aaa     AAA            08/01/21             5.250        7,653,240
                                                                                                                       ------------
                                                                                                                         33,387,920
                                                                                                                       ------------
SOUTH CAROLINA--1.68%
  2,625  Charleston County Hospital Facilities Authority
           Bon Secours Health System (Escrowed
           to Maturity) (FSA Insured) ........................   Aaa     AAA            08/15/25             5.625        2,807,963
  5,000  South Carolina Public Services Authority
           (MBIA Insured) ....................................   Aaa     AAA             07/01/2             15.500       5,064,900
                                                                                                                       ------------
     `                                                                                                                    7,872,863
                                                                                                                       ------------
TENNESSEE--1.09%
  5,000  Sullivan County Health Education & Housing
           Facilities Board-Holston Valley Health (MBIA Insured) Aaa     AAA            02/15/20             5.750        5,113,450
                                                                                                                       ------------
TEXAS--16.80%
  7,000  Austin Utilities System (AMBAC Insured) .............   Aaa     AAA            11/15/16             5.750        7,207,830
  7,945  Bexar Metropolitan Water District Waterworks Systems
           (MBIA Insured) ....................................   Aaa     AAA            05/01/22             5.875        8,303,717
  5,730  Bexar Metropolitan Water District Waterworks Systems
           (Pre-refunded with U.S. Government Securities
           to 05/01/05 @ 102) (MBIA Insured) .................   Aaa     AAA            05/01/22             5.875        6,389,752
  8,720  Colorado River Texas Municipal Water District Revenue
           (AMBAC Insured) ...................................   Aaa     AAA            01/01/21             5.150        8,609,169
  6,000  Houston Water & Sewer Systems Revenue
           Junior Lien Series A (FSA Insured) ................   Aaa     AAA            12/01/15             5.500        6,394,260
  7,000  Houston Water & Sewer Systems Revenue
           Junior Lien Series C (FGIC Insured) ...............   Aaa     AAA            12/01/22             5.250        7,041,090

INSURED MUNICIPAL INCOME FUND INC.

PRINCIPAL
 AMOUNT                                                       MOODY'S        S&P          MATURITY         INTEREST
  (000)                                                        RATING       RATING         DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)



TEXAS--(CONCLUDED)
$ 3,620  Lower Colorado River Authority Revenue
           Series B (FSA Insured) ............................   Aaa     AAA            05/15/13             6.000%    $  4,035,178
 10,000  Lubbock Health Facilities-Methodist Hospital Series A
           (Pre-refunded with U.S. Government
           Securities to 12/01/05 @ 100) (AMBAC Insured) .....   Aaa     AAA            12/01/22             5.900       11,137,900
  9,005  Matagorda County Navigation District 1 Revenue
           Houston Light & Power (AMBAC Insured) .............   Aaa     AAA            03/01/27             6.700        9,326,028
  4,955  San Antonio Water Revenue (MBIA Insured) ............   Aaa     AAA            05/15/16             6.000        5,067,255
    720  San Antonio Water Revenue (Pre-refunded with
           U.S. Government Securities to 05/15/07 @ 100)
           (MBIA Insured) ....................................   Aaa     AAA            05/15/16             6.000          817,106
  4,170   Williamson County General Obligation (FSA Insured) .   Aaa     AAA            02/15/17             5.500        4,372,120
                                                                                                                       ------------
                                                                                                                         78,701,405
                                                                                                                       ------------
WASHINGTON--2.04%
  5,000  Metropolitan Seattle Sewer Series W
           (Pre-refunded with U.S. Government Securities to
           01/01/03 @ 102) (MBIA Insured) ....................   Aaa     AAA            01/01/33             6.300        5,340,350
  4,000  Washington State Health Care Facilities
           Tacoma Hospital (Pre-refunded with U.S. Government
           Securities to 08/15/02 @ 102) (FGIC Insured) ......   Aaa     AAA            08/15/22             5.750        4,204,880
                                                                                                                       ------------
                                                                                                                          9,545,230
                                                                                                                       ------------
WEST VIRGINIA--2.69%
 10,000  Marshall County Pollution Authority-Ohio Power
           (MBIA Insured) ....................................   Aaa     AAA            04/01/22             5.900       10,289,500
  2,245  West Virginia State Water Development Authority
           Series A (FSA Insured) ............................   Aaa     AAA            11/01/29             5.750        2,333,453
                                                                                                                       ------------
                                                                                                                         12,622,953
                                                                                                                       ------------
WISCONSIN--1.08%
  1,500  Wisconsin Health & Educational Facilities
           Bellin Memorial Hospital (AMBAC Insured) ..........   Aaa     AAA            02/15/19             5.500        1,516,470
  3,500  Wisconsin State Health & Educational Facilities
           Hospital Sisters Health System (MBIA Insured) .....   Aaa     AAA            06/01/18             5.375        3,531,605
                                                                                                                       ------------
                                                                                                                          5,048,075
                                                                                                                       ------------
Total Long-Term Municipal Bonds (cost--$426,474,922) .........                                                          454,951,379
                                                                                                                       ------------

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                                       MOODY'S        S&P          MATURITY         INTEREST
  (000)                                                        RATING       RATING         DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
SHORT-TERM MUNICIPAL NOTES--1.45%


FLORIDA--0.21%
 $  900  Jacksonville Electric Authority Revenue
           Subordinated Electric Systems Series B ............  VMIG-1   A1+            10/01/01             2.750%*   $    900,000
    100  Pinellas County Health Facilities Authority
           Hospital Loan Program (AMBAC Insured) .............  VMIG-1   A1+            10/01/01             2.700*         100,000
                                                                                                                       ------------
                                                                                                                          1,000,000
                                                                                                                       ------------
GEORGIA--0.21%
  1,000  Burke County Development Authority Pollution
           Control Revenue-Georgia Power Co. Plant ...........  VMIG-1    A1            10/01/01             2.700*       1,000,000
                                                                                                                       ------------
ILLINOIS--0.39%
    200  Chicago O'Hare International Airport
           American Airlines Series B ........................    P1      NR            10/01/01             2.750*         200,000
    695  Illinois Health Facilities Authority
           University of Chicago Hospitals (MBIA Insured) ....  VMIG-1    A1            10/01/01             2.750*         695,000
    900  Joliet Regional Port District Marine Terminal
           Exxon Project .....................................    P1     A1+            10/01/01             2.650*         900,000
                                                                                                                       ------------
                                                                                                                          1,795,000
                                                                                                                       ------------
INDIANA--0.02%
    100  Princeton Pollution Control Revenue
           PSI Energy Inc. Project ...........................  VMIG-1   A1+            10/01/01             2.700*         100,000
                                                                                                                       ------------
MICHIGAN--0.09%
    400  University of Michigan Medical Service Plan
           Series A ..........................................  VMIG-1   A1+            10/01/01             2.700*         400,000
                                                                                                                       ------------
SOUTH DAKOTA--0.02%
    100  Lawrence County Pollution Control Revenue
           Homestake Mining Series B .........................    P1      NR            10/01/01             2.700*         100,000
                                                                                                                       ------------
TENNESSEE--0.02%
    100  Metropolitan Nashville Airport Authority
           Special Facilities Revenue
           American Airlines Project Series B ................    NR     A1+            10/01/01             2.700*         100,000
                                                                                                                       ------------
TEXAS--0.49%
    100  Guadalupe-Blanco River Authority Pollution
           Control Revenue-Central Power & Light Co. Project .  VMIG-1   A1+            10/01/01             2.700*         100,000
    700  Harris County Health Facilities Development Corp.
           St. Luke's Episcopal Hospital Series B ............    NR     A1+            10/01/01             2.700*         700,000
    100  Harris County Health Facilities Hospital
           Tirr Project ......................................  VMIG-1    NR            10/01/01             2.650*         100,000
    100  Harris County Industrial Development Corp.
           Pollution Control Revenue .........................  VMIG-1   A1+            10/01/01             2.700*         100,000

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                                       MOODY'S        S&P          MATURITY         INTEREST
  (000)                                                        RATING       RATING         DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)


TEXAS--(CONCLUDED)
$ 1,300  Sabine River Authority Pollution Control
           Revenue Texas Utilities Project A
           (AMBAC Insured) ...................................  VMIG-1   A1+            10/01/01             2.700%*   $  1,300,000
                                                                                                                       ------------
                                                                                                                          2,300,000
                                                                                                                       ------------
Total Short-Term Municipal Notes (cost--$6,795,000) ..........                                                            6,795,000
                                                                                                                       ------------
Total Investments (cost--$433,269,922)--98.56% ...............                                                          461,746,379
Other assets in excess of liabilities--1.44% .................                                                            6,734,442
                                                                                                                       ------------
Net Assets--100.00% ..........................................                                                         $468,480,821
                                                                                                                       ============

----------
* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates; the interest rates shown are the current rates as of September 30, 2001.
    NR--Not Rated.
 AMBAC--American Municipal Bond Assurance Corporation.
  FGIC--Financial Guaranty Insurance Company.
   FSA--Financial Security Assurance Incorporated.
  MBIA--Municipal Bond Investors Assurance.

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.


STATEMENT OF ASSETS AND LIABILITIES               SEPTEMBER 30, 2001 (UNAUDITED)


ASSETS:
Investments in securities, at value (cost--$433,269,922) .....    $ 461,746,379
Cash .........................................................          114,832
Interest receivable ..........................................        7,410,735
                                                                  -------------
Total assets .................................................      469,271,946
                                                                  -------------


LIABILITIES:
Payable to investment advisor and administrator ..............          299,097
Dividends payable to preferred shareholders ..................           99,870
Accrued expenses and other liabilities .......................          392,158
                                                                  -------------
Total liabilities ............................................          791,125
                                                                  -------------


NET ASSETS:
Auction Preferred Shares Series A, B, C, & D--
  3,000 non-participating shares authorized,
  issued and outstanding; $0.001 par value;
  $50,000 liquidation value per share ........................      150,000,000
                                                                  -------------
Common Stock--$0.001 par value; 199,997,000 shares
  authorized; 20,628,363 shares issued and outstanding .......      302,699,678
Undistributed net investment income ..........................        1,182,275
Accumulated net realized loss from investment transactions ...      (13,877,589)
Net unrealized appreciation of investments ...................       28,476,457
                                                                  -------------
Net assets applicable to common shareholders .................      318,480,821
                                                                  -------------
Total net assets .............................................    $ 468,480,821
                                                                  =============
Net asset value per common share ($318,480,821 applicable
  to 20,628,363 common shares outstanding) ...................           $15.44
                                                                         ======

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.


STATEMENT OF OPERATIONS

                                                                  FOR THE SIX
                                                                 MONTHS ENDED
                                                              SEPTEMBER 30, 2001
                                                                  (UNAUDITED)
                                                                  ------------


INVESTMENT INCOME:
Interest ......................................................   $ 12,741,969
                                                                  ------------


EXPENSES:
Investment advisory and administration ........................      2,099,861
Auction Preferred Shares expenses .............................        211,197
Custody and accounting ........................................        139,994
Professional fees .............................................         43,052
Reports and notices to shareholders ...........................         30,953
Transfer agency fees ..........................................         11,705
Directors' fees ...............................................          5,250
Other expenses ................................................         18,273
                                                                  ------------
                                                                     2,560,285
Less: Fee waivers from advisor ................................       (291,647)
                                                                  ------------
Net expenses ..................................................      2,268,638
                                                                  ------------
NET INVESTMENT INCOME .........................................     10,473,331
                                                                  ------------


REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gain from investment transactions ................        431,851
Net change in unrealized appreciation/depreciation
  of investments ..............................................      1,730,211
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES ...      2,162,062
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $ 12,635,393
                                                                  ============

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.


STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE SIX    FOR THE YEAR
                                                   MONTHS ENDED        ENDED
                                                SEPTEMBER 30, 2001   MARCH 31,
                                                    (UNAUDITED)        2001
                                                  -------------   -------------

FROM OPERATIONS:
Net investment income ..........................  $  10,473,331   $  21,386,612
Net realized gains from investment transactions         431,851         501,319
Net change in unrealized appreciation/
  depreciation of investments ..................      1,730,211      15,817,202
                                                  -------------   -------------
Net increase in net assets resulting
  from operations ..............................     12,635,393      37,705,133
                                                  -------------   -------------


DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--common shareholders .....     (7,426,211)    (15,595,048)
Net investment income--preferred shareholders ..     (2,295,968)     (6,418,525)
                                                  -------------   -------------
Total dividends to shareholders ................     (9,722,179)    (22,013,573)
                                                  -------------   -------------
Net increase in net assets .....................      2,913,214      15,691,560


NET ASSETS:
Beginning of period ............................    465,567,607     449,876,047
                                                  -------------   -------------
End of period (including undistributed
  net investment income of $1,182,275 and
  $431,123, respectively) ......................  $ 468,480,821   $ 465,567,607
                                                  =============   =============

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.


STATEMENT OF CASH FLOWS


                                                                    FOR THE SIX
                                                                   MONTHS ENDED
                                                                   SEPTEMBER 30,
                                                                       2001
                                                                    (UNAUDITED)
                                                                   ------------

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Interest received ..............................................   $ 12,682,955
Expenses paid (net of fee waivers) .............................     (2,195,057)
Sale of short-term portfolio investments, net ..................      1,305,000
Purchase of long-term portfolio investments ....................    (20,980,197)
Sale of long-term portfolio investments ........................     19,081,555
                                                                   ------------
Net cash provided by operating activities ......................      9,894,256
                                                                   ------------


CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income
  to common shareholders .......................................     (7,426,211)
Dividends paid from net investment income
  to preferred shareholders ....................................     (2,411,032)
                                                                   ------------
Net cash used for financing activities .........................     (9,837,243)
                                                                   ------------

Net increase in cash ...........................................         57,013
Cash at beginning of period ....................................         57,819
                                                                   ------------
Cash at end of period ..........................................   $    114,832
                                                                   ============


RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...........   $ 12,635,393
                                                                   ------------
Increase in investments, at value ..............................     (2,813,224)
Increase in interest receivable ................................         (1,494)
Decrease in payable to investment advisor and administrator ....         (7,257)
Increase in accrued expenses and other liabilities .............         80,838
                                                                   ------------
Total adjustments ..............................................     (2,741,137)
                                                                   ------------
Net cash provided by operating activities ......................   $  9,894,256
                                                                   ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


     Insured Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker- dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors ("the Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

     INVESTMENT TRANSACTION AND INVESTMENT  INCOME--Investment  transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common shareholders are recorded on the ex-dividend date.
Dividends to preferred shareholders are accrued daily. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Board has approved an investment advisory and administration contract ("Advisory Contract") with Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, Brinson Advisors receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


average weekly net assets. For the six months ended September 30, 2001, Brinson Advisors voluntarily waived $291,647 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at September 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

     At September 30, 2001, the components of the net unrealized appreciation of investments were as follows:

         Gross appreciation (from investments having
           an excess of value over cost) ........................    $28,476,457
         Gross depreciation (from investments having
           an excess of cost over value) ........................             --

                                                                     -----------
         Net unrealized appreciation of investments .............    $28,476,457
                                                                     ===========

     For the six months ended September 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $20,980,197 and $19,081,555, respectively.

CAPITAL STOCK

     COMMON STOCK--There are 199,997,000 shares of $0.001 par value common stock authorized and 20,628,363 common shares outstanding at September 30, 2001.

     AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares Series A, 800 shares of Auction Preferred Shares Series B, 800 shares of Auction Preferred Shares Series C and 600 shares of Auction Preferred Shares Series D, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

     Dividends, which are cumulative, are generally reset every 7 days for APS Series A, 28 days for APS Series B, three months for APS Series C and 7 days for APS Series D. Dividend rates ranged from 2.100% to 4.250% for the six months ended September 30, 2001.

     The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

     The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

FEDERAL TAX STATUS

     The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At March 31, 2001, the Fund had a net capital loss carryforward of $14,309,440 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire as follows:
$12,984,604  on March 31, 2002,  and $1,324,836 on March 31, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

INSURED MUNICIPAL INCOME FUND INC.


FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each period is presented below:

                                                            FOR THE SIX
                                                           MONTHS ENDED
                                                           SEPTEMBER 30,                FOR THE YEARS ENDED MARCH 31,
                                                                2001      --------------------------------------------------------
                                                            (UNAUDITED)     2001        2000        1999        1998        1997
                                                              --------    --------    --------    --------    --------    --------
Net asset value, beginning of period .......................  $  15.30    $  14.54    $  15.58    $  15.40    $  14.10    $  14.11
                                                              --------    --------    --------    --------    --------    --------
Net investment income ......................................      0.51        1.04        1.04        1.02        1.03        1.05
Net realized and unrealized gains (losses)
  from investments .........................................      0.10        0.79       (1.05)       0.18        1.30       (0.03)
                                                              --------    --------    --------    --------    --------    --------
Net increase (decrease) from investment operations .........      0.61        1.83       (0.01)       1.20        2.33        1.02
                                                              --------    --------    --------    --------    --------    --------
Dividends from net investment income:
   Common shareholders .....................................     (0.36)      (0.76)      (0.77)      (0.77)      (0.77)      (0.77)
   Common share equivalent of dividends
     paid to preferred shareholders ........................     (0.11)      (0.31)      (0.26)      (0.25)      (0.26)      (0.26)
                                                              --------    --------    --------    --------    --------    --------
Total dividends to shareholders ............................     (0.47)      (1.07)      (1.03)      (1.02)      (1.03)      (1.03)
                                                              --------    --------    --------    --------    --------    --------
Net asset value, end of period .............................  $  15.44    $  15.30    $  14.54    $  15.58    $  15.40    $  14.10
                                                              ========    ========    ========    ========    ========    ========
Market value, end of period ................................  $  13.50    $  13.11    $  12.00    $  14.25    $  13.56    $  12.00
                                                              ========    ========    ========    ========    ========    ========
Total investment return (1) ................................      5.76%      16.02%     (10.49)%     10.96%      19.70%       5.45%
                                                              ========    ========    ========    ========    ========    ========
Ratios to average net assets attributable to common shares:
  Total expenses, net of waivers from advisor ..............      1.43%*      1.44%       1.44%       1.46%       1.49%       1.38%
  Total expenses, before waivers from advisor ..............      1.62%*      1.63%       1.63%       1.65%       1.74%       1.76%
  Net investment income before preferred stock dividends ...      6.62%*      7.00%       7.05%       6.58%       6.84%       7.37%
  Preferred stock dividends ................................      1.45%*      2.10%       1.75%       1.60%       1.75%       1.81%
  Net investment income available to common shareholders,
    net of waivers from advisor ............................      5.17%*      4.90%       5.30%       4.98%       5.09%       5.56%
  Net investment income available to common shareholders,
    before waivers from advisor ............................      4.98%*      4.71%       5.11%       4.79%       4.84%       5.18%
Supplemental data:
  Net assets, end of period (000's) ........................  $468,481    $465,568    $449,876    $471,361    $467,761    $440,758
  Portfolio turnover rate ..................................         4%          2%          8%          5%          6%          0%
  Asset coverage per share of preferred stock,
    end of period ..........................................  $156,160    $155,189    $149,959    $157,120    $155,920    $146,919

----------

*    Annualized.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for a period of less than one year.

INSURED MUNICIPAL INCOME FUND INC.


GENERAL INFORMATION (UNAUDITED)


THE FUND

     Insured Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New YorkStock Exchange ("NYSE").The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment advisor and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $76.9 billion in assets under management as of October 31, 2001.

SHAREHOLDER INFORMATION

     The Fund's NYSE trading symbol is "PIF." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

     An annual meeting of shareholders of the Fund was held on July 19, 2001. At the meeting Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified. Such shares represent 97.17% of the outstanding shares of common stock of the Fund entitled to vote at this meeting, including a quorum of the Fund's APS with respect to the election of the two directors to be elected by the APS, and constitute a quorum for the conduct of business at this meeting. The following shares were voted for the proposal indicated below:

ALL SHARES VOTING AS A SINGLE CLASS:

PROPOSAL 1

   To vote for or against                   Shares Voted For as
   the election of:               Shares       a % of Total     Shares Withhold
                                 Voted For     Shares Voted        Authority
                                 ---------     ------------        ---------

   Richard Q. Armstrong ......  19,698,225        98.27%            346,098
   E. Garrett Bewkes, Jr. ....  19,628,124         97.92            416,199
   Richard R. Burt ...........  19,714,805         98.36            329,518
   George W. Gowen ...........  19,684,218         98.20            360,105
   Frederick V. Malek ........  19,714,089         98.35            330,234
   Carl W. Schafer ...........  19,692,894         98.25            351,429
   Brian M. Storms ...........  19,663,890         98.10            380,433

AUCTION PREFERRED SHARES:

PROPOSAL 2

   To vote for or against                   Shares Voted For as
   the election of:               Shares       a % of Total     Shares Withhold
                                 Voted For     Shares Voted        Authority
                                 ---------     ------------        ---------

   Margo N. Alexander ............   2,874         99.31%                20
   Meyer Feldberg ................   2,873         99.27                 21

INSURED MUNICIPAL INCOME FUND INC.


GENERAL INFORMATION (UNAUDITED) (CONCLUDED)


DISTRIBUTION POLICY

     The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all common shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash.Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Experience  under  the  Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DIRECTORS

E. Garrett Bewkes, Jr.          George W. Gowen
CHAIRMAN                        William W. Hewitt, Jr.
Margo N. Alexander              Morton Janklow
Richard Q. Armstrong            Frederic V. Malek
David J. Beaubien               Carl W. Schafer
Richard R. Burt                 William D. White
Meyer Feldberg

PRINCIPAL OFFICERS

Brian M. Storms                 Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER

Amy R. Doberman                 Elbridge T. Gerry, III
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISOR AND
ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114





NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON. THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.